SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2016

Xenetic Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-178082	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hayden Avenue, Suite 230 Lexington MA 02421
(Address of principal executive offices)

Registrant’s telephone number, including area code: 781-778-7722

_______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 21, 2016, our board of directors appointed Dr. Edward J. Benz to serve as a member of our board of directors. Dr. Benz is a renowned expert in blood disorders and is board certified in both hematology and internal medicine. He is an active clinical hematologist and a National Institutes of Health (NIH) funded researcher with a focus on the molecular basis and genetics around inherited blood disorders. Since November 2000, Dr. Benz has served as President and CEO of Dana-Faber Cancer Institute and the Richard and Susan Smith Professor of Medicine and Professor of Genetics at Harvard Medical School. Prior to his role at Dana-Faber, Dr. Benz served as the chairman for the Department of Medicine and Sir William Osler Professor of Medicine at Johns Hopkins University School of Medicine, as well as physician in chief at Johns Hopkins Hospital. Dr. Benz has also served as President of the American Society of Hematology, the Association of American Cancer Institutes, the American Society for Clinical Investigation, the American Clinical and Climatological Society, and the Friends of the National Institute of Nursing Research. Over the course of his career, Dr. Benz has authored more than 300 articles, books, reviews and abstracts and has received numerous awards.

There are no family relationships between Dr. Benz and any of our current directors or executive officers. A copy of Dr. Benz’s director’s letter agreement is attached hereto as Exhibit 10.1.

Dr. Benz has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. At this time, we do not have an employment agreement with Dr. Benz but have entered into a letter arrangement dated November 18, 2016 regarding his involvement on the board of directors.

SECTION 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

In addition to disclosing current information pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and for reports of information required to be disclosed by Regulation FD through our SEC filings, we also intend to disclose such current information through our investor relations website, press releases, public conference calls, webcasts and through the following social media channels:

•	Xenetic Biosciences, Inc.’s Facebook Page (https://www.facebook.com/xeneticbio)
•	Xenetic Biosciences, Inc.’s Twitter (https://twitter.com/XeneticBio)
•	Xenetic Biosciences, Inc.’s LinkedIn Page (https://www.linkedin.com/company/xenetic-biosciences-inc-)
•	Xenetic Biosciences, Inc.’s Google + Page

(https://plus.google.com/103621858654196899741/about)

•	Xenetic Biosciences, Inc.’s Chairman’s Blog Profile

(http://www.thechairmansblog.com/xenetic-biosciences)

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SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On November 22, 2016, we issued a press release announcing the appointment of Dr. Benz.

A copy of the Press Release is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits

Exhibit No.	Description
10.1	Director’s Letter Agreement
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenetic Biosciences, Inc.

/s/ M. Scott Maguire

M. Scott Maguire

President, Chief Executive Officer

Date: November 22, 2016

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